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                                                                   Exhibit 2(iv)

                              SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of August 1, 1999, is made by Enviro-Clean of America, Inc., a Nevada Corporation (the "Acquiror"), in favor of Stephen Haynes, an individual residing at 1261 Shannon Way, Bowling Green, KY, 42101 ("Haynes").

                                  WITNESSETH:

     WHEREAS, Acquiror has issued and delivered to Haynes a promissory note in the principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) maturing on August 1, 2002 (the "Note"), evidencing certain payment obligations of Acquiror to Haynes under a Stock Purchase Agreement dated as of August 1, 1999 among Acquiror, SCS Acquisition Corp., a Nevada Corporation and a wholly owned subsidiary of Acquiror ("Acquiror's Subsidiary"), Superior Chemical and Supply, Inc. ("Superior") and Haynes (the "Purchase Agreement"):

     NOW, THEREFORE, in consideration of the promises contained herein and to induce Haynes to enter into the Purchase Agreement, Acquiror hereby agrees with Haynes as follows:

                                  ARTICLE 1.

                                 DEFINED TERMS

1.1  Definitions.

          (a) Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement:

          (b)  The following terms shall have the following meanings:

          "Agreement" this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Code" the Uniform Commercial Code as from time to time in effect in the State of Kentucky.

          "Obligations" the collective reference to the unpaid principal of and interest on the Note.

          "Receivable" any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

      The terms "Accounts", "Chattel Paper", "Documents", "Instruments", "Inventory" and
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"Proceeds" shall have the meanings ascribed to such terms in the Code.


     1.2  Other Definitional Provisions.

           (a) The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

           (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                  ARTICLE II.

                          GRANT OF SECURITY INTEREST

     As collateral security for the prompt and complete payment and performance when due of the Obligations, Acquiror hereby grants to Haynes a security interest in all of the following assets, wherever located, now owned or at any time hereafter acquired by Superior in which Superior now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

          (a)  all Accounts resulting from any Receivables;

          (b)  all Chattel Paper resulting from any Receivables;

          (c)  all Inventory;

          (d)  all Receivables;

          (e)  all books and records pertaining to the Collateral;

          (f) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.


                                 ARTICLE III.

                                   COVENANTS

          The Acquiror covenants and agrees with Haynes that, from and after the date of this Agreement until the Obligations shall have been paid in full:

     3.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be held as Collateral pursuant to this Agreement.

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     3.2  Maintenance of Perfected Security Interest, Further Documentation.

          (a) The Acquiror shall maintain the security interest created by this Agreement as a perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) At any time and from time to time, upon the written request of Haynes, and at the sole expense of the Acquiror, the Acquiror will promptly and duly execute and deliver such further instruments and documents and take such further action as Haynes may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     3.3 Changes in Locations, Name, etc. The Borrower will not permit any of the Inventory to be kept at a location other than the premises of Superior.


                                  ARTICLE IV.

                                   REMEDIES

     4.1 Notice to Obligors. Upon the request of Haynes at any time after the occurrence and during the continuance of a Default or an Event of Default (after any applicable cure periods), under the Note, the Acquiror shall notify obligors on the Receivables that the Receivables have been assigned to Haynes and that payments in respect thereof shall be made directly to Haynes.

     4.2 Proceeds to be Turned Over to Haynes. If a Default or an Event of Default under the Note shall occur and be continuing (after any applicable cure periods), all Proceeds received by the Acquiror consisting of cash, checks and other cash equivalent items shall be held by the Acquiror in trust for Haynes, segregated from all other funds of the Acquiror, and shall forthwith upon receipt by the Acquiror, be turned over to Haynes in the exact form received by the Acquiror (duly endorsed by the Acquiror, to Haynes, if required) and held by Haynes in a Collateral Account maintained under the sole dominion and control of Haynes. All Proceeds while held by Haynes in a Collateral Account (or by the Acquiror in trust for Haynes) shall continue to be held as collateral security or the Obligations and shall not constitute payment thereof until applied as provided in Section 4.3.

     4.3 Application of Proceeds. At such intervals as may be agreed upon by the Acquiror, or, if an Event of Default shall occurred and be continuing (after any applicable cure periods), at any time at the election of Haynes, Haynes may apply all or any part of any Proceeds held in any Collateral Account in payment of the Obligations in such order at Haynes may elect, and any part of such funds which Haynes elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Haynes to the Acquiror or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the

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Obligations shall have been paid in full shall have expired or otherwise been terminated shall be paid over to the Acquiror or whomsoever may be lawfully entitled to receive the same.

     4.4 Code Remedies. If an Event of Default shall occur and be continuing under the Note (after any applicable cure periods), Haynes may exercise, in addition to all other rights and remedies granted to him in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Haynes without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Acquiror or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Haynes or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Haynes shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Acquiror, which right or equity is hereby waived or released. The Acquiror further agrees, at the request of Haynes, to assemble the Collateral and make it available to Haynes at places which Haynes shall reasonably select, whether at the Acquiror's premises or elsewhere. Haynes shall apply the net proceed of any action taken by him pursuant to this subsection, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Haynes hereunder, including, without limitation, reasonable attorney's fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Haynes may elect, and only after such application and after the payment by Haynes of any other amount required by any provision of law, including, without limitation, Section 9-504 (l)(c) of the Code, need Haynes account for the surplus, if any, to the Acquiror. To the extent permitted by applicable law, the Acquiror waives all claims, damages and demands it may acquire against Haynes arising out to the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten
(10) days before such sale or other disposition.

                                  ARTICLE V.

                       EXECUTION OF FINANCING STATEMENTS


     5.1 Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Acquiror authorizes Haynes to file financing statements with respect to the Collateral without the signature of the Acquiror in such form and in such filing offices as Haynes reasonably determines appropriate to perfect the security interests of Haynes under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

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                                  ARTICLE VI.

                                    NOTICES

     6.1 Notices. All notices, requests and demands to or upon Haynes or the Acquiror hereunder shall be affected in the manner provided for in Section 12.04 of the Purchase Agreement.


                                 ARTICLE VII.

                                 MISCELLANEOUS

     7.1. Amendment and Modification. This Agreement may only be amended, modified or supplemented by written agreement of Haynes and the Acquiror.

     7.2. Waiver of Compliance. Any failure of Haynes or the Acquiror to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Acquiror or Haynes, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     7.3. Expenses; Transfer Taxes, Etc. Except as otherwise provided herein Haynes and the Acquiror agree that each party shall bear all fees and expenses incurred by him or it in connection with this Agreement.

     7.4. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a)  If to Haynes, to:
                    Stephen Haynes
                    1261 Shannon Way
                    Bowling Green, KY 42101
                    Phone:  (502) ___-____
                    Fax:    (502) ___-____

               (with a copy to:)

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                    Darrell R. Pierce, Esq.
                    Pierce, Simpson & Shadoan
                    P.O. Box 1650
                    908 State Street
                    Bowling Green, KY 42102-1650
                    Phone:  (502) 782-2500
                    Fax:    (502) 782-2526

or to such other person or address as the Company shall furnish to Acquiror in writing.

          (b)  If to Acquiror, to:

                    Enviro-Clean of America, Inc.
                    211 Park Avenue
                    Hicksville, NY 11801
                    Attention:  Richard Kandel, President
                    Phone:  (516) 931-4455
                    Fax:    (516) 931-3530

               (with a copy to:)

                    Harrington, Ocko & Monk, LLP
                    81 Main Street
                    White Plains, NY 10601
                    Attention:  Martin W. Enright, Esq.
                    Phone:  (914) 686-4800
                    Fax:    (914) 686-4824

or to such other person or address as Acquiror shall furnish to the Company in writing.

     7.5. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law; provided, however, that Acquiror may assign both its rights
                  --------  -------
and obligations hereunder to any successor to its business.

     7.6. Publicity. Neither Haynes nor Acquiror shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency or any stock exchange, except that the party required to make such announcement shall, whenever practicable, consult with the other party concerning the timing and content of such announcement before such announcement is made.

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     7.7.  Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law doctrine.

     7.8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.9. Headings. The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

     7.10. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

     7.11. Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     7.12. Severability. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as modified by the court or the arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

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     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.



                                   ENVIRO-CLEAN OF AMERICA, INC.

                                   By:________________________________
                                        Richard Kandel
                                        President



                                      ________________________________
                                        Stephen Haynes


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